BBH TRUST

BBH PARTNER FUND – SELECT SHORT TERM ASSETS

(BBSTX)

SUPPLEMENT DATED MARCH 28, 2022 TO THE

PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2022

The following information supplements, and, to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information. Unless otherwise noted, capitalized terms used in this supplement have the same meaning as defined in the Prospectus and Statement of Additional Information.

I.	FUND LIQUIDATION

On March 28, 2022, the Board of Trustees of BBH Trust (the “Trust”) approved a Plan of Liquidation for the BBH Partner Fund – Select Short Term Assets (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about the earlier of (i) April 13, 2022 and (ii) the date on which all shareholders that are not affiliated with the Adviser have redeemed their respective shares of the Fund (the “Liquidation Date”). Shareholder approval of the Liquidation is not required.

Beginning on March 28, 2022 through the Liquidation Date, the Fund may depart from its stated investment objective and policies as it liquidates holdings in preparation for the distribution of assets to investors. During this time, the Fund may hold more cash or cash equivalents than normal, which may prevent the Fund from meeting its stated investment objective. Shareholders of record as of the close of business on the Liquidation Date will receive their proportionate interest in all of the net assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund. Payment will be made in accordance with instructions from each shareholder. If a shareholder has not provided instructions by the time proceeds are distributed, that shareholder’s liquidation proceeds shall be distributed based on the payment instructions on file for such shareholder with the Fund’s Transfer Agent. For those accounts with no bank instructions on file with the Fund’s Transfer Agent, the Transfer Agent shall issue a check. If required by the Internal Revenue Code of 1986, the Fund will make an income distribution prior to the Liquidation Date.

Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus prior to the Liquidation Date. If the Fund has not received your redemption request or other instruction by the Liquidation Date, your shares will be redeemed on the Liquidation Date, and you will receive your proceeds from the Fund, subject to any required withholding.

The Adviser will bear all expenses of the Liquidation to the extent such expenses are not part of the Fund’s normal and customary fees and operating expenses. However, the Fund and its shareholders will bear transaction costs and any potential tax consequences associated with turnover of the Fund’s portfolio.

The liquidation of the Fund, like any redemption of Fund shares, will constitute an event upon which a gain or loss may be recognized for state and federal income tax purposes, depending on the type of account and the adjusted cost basis of the investor’s shares. The tax year for the Fund will end on the Liquidation Date. Please contact your tax advisor to discuss the tax consequences to you of the liquidation.

II.	CLOSURE OF THE FUND TO PURCHASES

Effective as of the close of business on March 28, 2022, the Fund will be closed to purchases of Fund shares; however, the closure to purchases of Fund shares does not restrict any shareholders from redeeming shares of the Fund.

The Fund’s ability to enforce the closure of the Fund to purchases with respect to certain retirement plan accounts and accounts held by financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions, and cooperation of those retirement plans and intermediaries.

Please contact the Fund at 1-800-575-1265 if you have any questions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.